SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ] Preliminary proxy statement.                [ ] Confidential, for use of the Commission only (as
                                                    permitted by Rule 14a-6(e)(2))
[ ] Definitive proxy statement.
[ ] Definitive additional materials.
[X] Soliciting material under rule 14a-12

                                            Jurika & Voyles Fund Group
-------------------------------------------------------------------------------------------------------------------
                                 (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------------------------------------------
                     (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------------------------------------------
(2)    Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------------------------------------------
(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
       (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------------------------------------------
(5)    Total fee paid:

-------------------------------------------------------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

-------------------------------------------------------------------------------------------------------------------
[ ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount previously paid:

-------------------------------------------------------------------------------------------------------------------

(2)    Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------------------------------------------

(3)    Filing Party:

-------------------------------------------------------------------------------------------------------------------

(4)    Date Filed:

-------------------------------------------------------------------------------------------------------------------

November 1, 2001

                           OUR RECORDS AS OF OCTOBER 31, 2001 INDICATE THAT WE HAVE NOT YET RECEIVED YOUR PROXY VOTE. WE WANT YOU TO KNOW THAT YOUR VOTE MATTERS!

Dear Shareholder:

We recently sent you a package containing a Prospectus/Proxy Statement that provided detailed information regarding important proposals affecting the three Jurika & Voyles Funds: JURIKA & VOYLES SMALL-CAP FUND, JURIKA & VOYLES BALANCED FUND, AND JURIKA & VOYLES VALUE+GROWTH FUNDS. Our records indicate that you have not yet responded. Your vote is important. Please take some time to review the Prospectus/Proxy Statement and vote your shares today. If your vote and this letter have crossed in the mail, we thank you for your response.

PLEASE RESPOND BY NOVEMBER 12, 2001!
Your vote is needed prior to the Funds' shareholder meetings, which are scheduled for November 16, 2001 at 9:00 a.m. Pacific Time, at the offices of Jurika & Voyles, L.P. ("Jurika & Voyles"), located at 1999 Harrison Street, Suite 700, Oakland, California 94612. There are three convenient methods for voting your shares:

   o Visit www.proxyweb.com to vote electronically by Internet.
   o Call toll-free 1-888-221-0697 to vote on our automated telephone line.
   o Return the enclosed proxy card in the postage-paid envelope provided.

If you plan to vote electronically by Internet or by telephone, please see your proxy card for more information and helpful instructions. You may also receive a telephone call from D.F. King & Co., a proxy solicitation firm, to remind you to vote your shares.

Thank you for your cooperation in voting on these important proposals. If you have any questions, please call 1-800-584-6878. One of our representatives will be happy to provide you with the information you need.

Sincerely,




Karl O. Mills
Chairman and President
Jurika & Voyles Fund Group